UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 27, 2024, Air Products and Chemicals, Inc. posted the following material on its website, https://www.voteairproducts.com/:

Investor Resources CREAD FULL PRESS RELEASE ED CREAD SHAREHOLDER BROCHURE \ID CREAD SHAREHOLDER LETTER 4,) CREAD SHAREHOLDER LETTER ,I,D R ar PRODUCTSAI Home Board Strategy Mantle Ridge Nominees Resources Advocacy HOW TO VOTE ra Investor Resources Recent News RECENT NEWS Dec 13 2024 Activist Air Products Board Nominee is Said to be Source of Decade-old M&A Leak: Court Filing READ FULL ARTICLE ED    Press Releases PRESS RELEASE Dec 18 2024 Air Products Files Investor Presentation Highlighting Successful Two-Pillar Strategy to Deliver Superior Shareholder Value PRESS RELEASE Dec 13 2024 Air Products Board of Directors Issues Letter to Shareholders Highlighting Company’s Success and Addressing Mantle Ridge’s Inaccurate Statements, Short-Sighted Campaign, and History of Value Destruction CREAD PRESS RELEASEED

Shareholder Letters SHAREHOLDER LETTER Dec 27 2024 Retail Shareholder Brochure SHAREHOLDER LETTER Dec 18 2024 Air Products’ Board of Directors Issues Third Open Letter to Shareholders Investor Presentations INVESTOR PRESENTATIONS Dec 18 2024 Investor Presentation CDOWNLOAD PRESENTATION 40 SEC Filings SEC FILING Dec 19 2024 Additional Proxy Soliciting Materials—Definitive CVIEW FILING ED SEC FILING Dec 18 2024 Additional Proxy Soliciting Materials—Definitive CVIEW FILING ED (VIEW ALL PRESS RELEASES PRESS RELEASE Dec 4 2024 Air Products Files Definitive Proxy Statement and Issues Letter to Shareholders READ PRESS RELEASE CVIEW ALL LETTERS) SHAREHOLDER LETTER Dec 13 2024 Air Products’ Board of Directors Issues Second Open Letter to Shareholders VIEW ALL FILINGS SEC FILING Dec 16 2024 Additional Proxy Soliciting Materials—Definitive CVIEW FILING Z

Contact us Investor Inquiries Eric Guter +1 (610) 481-1872 Mun Shieh +1 (610) 481-2951 Media Inquiries Katie McDonald +1 (610) 481-3673 Art George +1 (610) 481-1340 Proxy Solicitors Innisfree M&A Incorporated +1 (877) 750-0537 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries)

Disclaimer This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security. This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Important Additional Information The Company and certain of its directors and executive officers are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2024 in connection with such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the appendix titled “Supplemental Information Regarding Participants in the Solicitation” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.airproducts.com. Cautionary Statement The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded. This website contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based. Testimonials, Other Quotations and Third-Party Statements This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website. This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. AIR GENERATING PRODUCTS t A CLEANER FUTURE X in 0 Home Our Board Strategy Investor Resources What Others Are Saying How to Vote Copyright © 1996-2024 Air Products and Chemicals, Inc. All Rights Reserved. Privacy Notice Your Privacy Rights